UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 4, 2011

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 4, 2011, Granite City Food & Brewery Ltd. (“Granite City”), through its wholly-owned subsidiary, Granite City Restaurant Operations, Inc., a Minnesota corporation (“GCROI”), entered into a Master Asset Purchase Agreement (“MAPA”) with CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, CR Florida, LLC, Restaurant Entertainment Group, LLC (“REG”), Clint R. Field and Eric Schilder, relating to the purchase of the assets of up to eight restaurants operated by the selling parties under the name “Cadillac Ranch All American Bar & Grill.”

On November 4, 2011, GCROI purchased the assets of the Cadillac Ranch restaurant operated by CR Minneapolis, LLC at the Mall of America in Bloomington, Minnesota (“MOA”), for $1,400,000, pursuant to an Asset Purchase Agreement under the MAPA with CR Minneapolis, LLC, REG and Mr. Field.  On December 21, 2011, GCROI purchased the assets of the Cadillac Ranch restaurant operated by Kendall CR, LLC in Miami, Florida (“Kendall”), for $1,442,894, pursuant to an Asset Purchase Agreement under the MAPA with Kendall CR, LLC, REG and Mr. Schilder.  On December 30, 2011, GCROI purchased (1) the assets of the Cadillac Ranch restaurant operated by CR NH, LLC in Oxon Hill, Maryland (“National Harbor”), for $1,174,600, pursuant to an Asset Purchase Agreement with CR NH, LLC, REG and Mr. Schilder, (2) the assets of the Cadillac Ranch restaurant operated by Parole CR, LLC in Annapolis, Maryland (“Annapolis”), for $1,350,000, pursuant to an Asset Purchase Agreement with Parole CR, LLC, REG and Mr. Field, (3) the assets of the Cadillac Ranch restaurant operated by Indy CR, LLC in Indianapolis, Indiana (“Indy”), for $800,948, pursuant to an Asset Purchase Agreement with Indy CR, LLC, REG and Mr. Field, and (4) certain REG intellectual property assets, for $1,538,729, pursuant to an Assignment of Intellectual Property with REG.

Granite City hereby amends its Current Report on Form 8-K dated November 4, 2011 to provide the financial statements and pro forma financial information regarding its acquisition of the foregoing assets.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of Business Acquired

Cadillac Ranch Restaurants Audited Combined Financial Statements as of September 30, 2011 and December 31, 2010 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)                                 Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements of Granite City Food & Brewery Ltd. are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d)                                 Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: January 18, 2012	By:	/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2

Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR, LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clint R. Field and Eric Schilder, dated November 4, 2011 (Schedules have been omitted pursuant to Item 601(b)(2)).*

10

Form of Asset Purchase Agreement under Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc., and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR, LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clint R. Field and Eric Schilder, dated November 4, 2011 (filed as Exhibit 2.1(b) to the Master Asset Purchase Agreement filed as Exhibit 2 hereto).*

23	Consent of Independent Certified Public Accountants.

99.1	Cadillac Ranch Restaurants Audited Combined Financial Statements as of September 30, 2011 and December 31, 2010.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Granite City Food & Brewery Ltd.

99.3	Press Release, dated November 4, 2011.*

* Previously filed.